UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

Identiv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900-B Carnegie Avenue
Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (657) 356-8384

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2026, Kirsten Newquist, Chief Executive Officer and a member of the Board of Directors (the “Board”) of Identiv, Inc. (the “Company”), notified the Board of her intention to resign as Chief Executive Officer and from the Board, following the closing of the pending Asset Sale (as defined below). The effective date of Ms. Newquist’s resignation has not yet been determined. Ms. Newquist’s decision to resign was due to her and the Board’s belief that the Company’s interests will be best served by hiring a chief executive officer with relevant domain expertise to lead the Company post-closing, and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As previously disclosed, on June 24, 2026, Company entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”) with Trackonomy Systems, Inc., a Delaware corporation (“Buyer”), pursuant to which the Company will sell its specialty Internet of Things business to Buyer (the “Asset Sale”). The completion of the Asset Sale is subject to customary conditions, including, among other things, the approval of the Asset Sale by the Company’s stockholders. Consistent with the Company’s previously disclosed plans for its post-closing organization and management, the Board is recruiting senior leadership with significant experience in SaaS businesses, mergers and acquisitions and post-acquisition integration to lead the organization and execute the Company’s strategy.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of the Company and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding the anticipated completion of the Asset Sale; the terms and conditions related to the Asset Sale, including required stockholder approval; and the effectiveness and timing of Ms. Newquist’s resignation, is a forward-looking statement. Forward-looking statements are subject to a number of risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval of the Company’s stockholders is not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason; the ability to hire senior management with relevant expertise and the timing of any such hiring; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). All forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The Company has filed with the SEC a preliminary proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the Asset Sale (the “Proxy Statement”). The Proxy Statement is preliminary in form and the Company intends to file with the SEC a definitive Proxy Statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge in the “Investors—SEC Filings” section of the Company’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

The Company, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of the Company in connection with the transactions contemplated by the Purchase Agreement.

Information about the Company’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by the Company’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Company securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Forms 4 filed with the SEC as set forth next to such director’s or executive officer’s name below, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of the Company’s website at ir.identiv.com/sec-filings.

Directors	Security Ownership of Directors	Executive Officers	Security Ownership of Executive Officers
Laura Angelini	Form 4 filed on August 3, 2026.	Kirsten F. Newquist*	Form 4 filed on July 16, 2026.
Gary Kremen	Form 4 filed on August 3, 2026.	Edward Kirnbauer	Forms 4 filed on June 2, 2026 and July 13, 2026.
Richard E. Kuntz, M.D.	Form 4 filed on August 3, 2026.
Miguel “Mick” Lopez	Form 4 filed on August 3, 2026.
James E. Ousley	Form 4 filed on August 3, 2026.

*	Also a director.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of the Company in connection with the transactions contemplated by the Purchase Agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 5 to the Schedule 13D/A filed on June 25, 2026. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive Proxy Statement, and other materials to be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

August 5, 2026	By:	/s/ Edward Kirnbauer
Edward Kirnbauer Chief Financial Officer